UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                                     Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TPI Composites, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! TPI COMPOSITES, INC. 2022 Annual Meeting Vote by May 24, 2022 11 :59 PM ET TPI COMPOSITES, INC. 8501 N. SCOTISDALE ROAD GAINEY CENTER II, SUITE 100 SCOTISDALE, AZ 85253 You invested in TPI COMPOSITES, INC. and it•s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2022. Get informed before you vote View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 24, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Vote Virtually at the Meeting* Point your camera here and May 25, 2022 1:00PM LST vote without entering a ~Inumber Virtually at: www.virtualshareholdermeeting.com!TPIC2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends 1. Election of Directors Nominees: 0 For 01) James A. Hughes 02) Tyrone M. Jordan 03) Peter J. Jonna 2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year 0 For ending December 31, 2022. 3. To consider and act upon a non-binding advisory vote on the compensation of our named executive officers. 0 For 4. To approve an Amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the O For Board of Directors of the Company. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.